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                                                                Exhibit 10.07

      FORM OF AMENDMENT TO RISK MANAGEMENT CONSULTING SERVICES AGREEMENT

          THIS AMENDMENT (the "Amendment") to the Risk Management Consulting Services Agreement dated as of November 1, 1996 (the "Agreement") between Manor Care, Inc., a Delaware corporation ("Manor Care") and Choice Hotels International, Inc., a Delaware corporation ("Choice") is made and entered into as of October __, 1997 by and among Manor Care, Choice and Choice Hotels Franchising, Inc., a Delaware corporation ("Franchising").

                                   RECITALS

          WHEREAS, pursuant to a Distribution Agreement dated as of November 1, 1996 (the "Manor Care Distribution Agreement"), Manor Care and Choice entered into the Agreement.

          WHEREAS, Manor Care and Choice now desire to amend the Agreement, among other things, to add Franchising as a party.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, Manor Care, Choice and Franchising agree as follows:

          1.    Definitions
                -----------

          All capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Agreement.

          2.    Addition of Franchising as a Party
                ----------------------------------

          Franchising is hereby added as a party to the Agreement under the same terms and conditions and with the same rights and liabilities as Choice, except as may be further modified in this Amendment. Franchising hereby assumes all obligations and liabilities under the Agreement, except as may be further modified in this Agreement.

          3.    Amendment and Restatement of the First Paragraph of Section 4
                -------------------------------------------------------------
of the Agreement.   The first paragraph of Section 4 of the Agreement is hereby
-----------------
amended and restated to read in its entirety as follows:

          (a) Fees payable by Choice to Manor will be $394,200 (annualized) prorated through May 31, 1998, payable in equal monthly installments.

          (b) Fees payable by Franchising to Manor will be $43,800 (annualized) prorated through May 31, 1998, payable in equal monthly installments.


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          IN WITNESS WHEREOF, the parties hereto have duly executed this
Amendment as of the date first written above.

                                 MANOR CARE, INC.



                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:



                                 CHOICE HOTELS INTERNATIONAL, INC.



                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:



                                 CHOICE HOTELS FRANCHISING, INC.


                                 By:
                                    ---------------------------------
                                    Name:
                                    Title:

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